LOOMIS SAYLES CORE PLUS BOND FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated November 16, 2007, to the Natixis Income and Tax-Free Income Funds Class A, B and C and Natixis Income Funds Class Y Prospectuses, each dated February 1, 2007 and revised October 8, 2007, each as may be supplemented from time to time.

LOOMIS SAYLES CORE PLUS BOND FUND

The Board of Trustees of Natixis Funds Trust I has approved a change to the investment strategy of the Loomis Sayles Core Plus Bond Fund (the “Fund”). Effective on or about February 1, 2008, it is expected that the Fund’s principal investment strategies will be amended and restated as described below.

The fifth sentence of the sub-section “Principal Investment Strategies”, within the section “Goals, Strategies & Risks”, is deleted and replaced by the following with regard to the Loomis Sayles Core Plus Bond Fund:

In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services, Inc. (“Fitch”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities, and will generally maintain an effective duration of +/- 2 years relative to the Lehman Aggregate Bond Index. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations are generally more sensitive to this risk. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would generally decline about 5%. If rates decrease by a percentage point, such fund’s share price would generally rise about 5%.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Effective immediately, the following paragraph is added to the end of the subsection “Restrictions on Buying, Selling and Exchanging Shares” within the “Fund Services” section of the prospectus:

Due to legal and operational constraints on the Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Fund. In addition, the Fund and the Distributor will not be able to monitor trade activity of Class J shareholders to the same extent as holders of other classes, which will severely limit the ability of the Fund and the Distributor to detect or prevent market timing or other trading practices that may disadvantage the Fund.  Class J shares are offered to Japanese investors through a separate prospectus.

SP363-1107